Exhibit 4.1

CLASS A COMMON STOCK

Certificate Number

SC-009

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SemGroup®

CLASS A COMMON STOCK

Shares

CUSIP 81663A 105

THIS CERTIFIES THAT

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

is the record holder of:

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

SEMGROUP CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

SEMGROUP CORPORATION

CORPORATE

SEAL 2005

DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PRECISE CORPORATE PRINTING, N.Y.

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC,

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED OFFICER

A copy of the provisions setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights may be obtained without charge from the Transfer Agent or from the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT –		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with the right of survivorship		under Uniform Gifts to Minors Act
and not as tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                           sell, assign and transfer unto

Please Insert Social Security or Other Taxpayer Identification Number of Assignee

Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee

( ) shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and APPOINT attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	Signature(s)
(THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.)

Signature Guaranteed By:
THE SIGNATURE GUARANTEE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15. A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE

**THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY, AND PITTSBURGH, PA.